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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2000


                              Greater Bay Bancorp
            (Exact name of registrant as specified in its charter)



       California                                     77-0387041
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                    identification number)



                       Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (650) 813-8200
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Item 5.  Other Events.

      On December 20, 2000, Greater Bay Bancorp (the "Registrant") issued a press release announcing the declaration of its fourth quarter dividend. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

99.1   Press Release dated December 20, 2000 re fourth quarter dividend

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Greater Bay Bancorp
                                        (Registrant)



Dated: December 21, 2000                By:   /s/ Linda M. Iannone
                                              --------------------
                                              Linda M. Iannone
                                              Senior Vice President and General
                                              Counsel

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                                 Exhibit Index
                                 -------------

99.1  Press Release dated December 20, 2000 re fourth quarter dividend

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